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This is filed pursuant to Rule 497(e).

                                        Alliance Bond Fund -
Alliance Capital [LOGO](R)              Alliance Corporate
                                        Bond Portfolio
_________________________________________________________________


Supplement dated April 21, 1997 to the Statement of Additional
Information dated November 1, 1996 of Alliance Corporate Bond Portfolio (the "Fund").

         The Fund has expanded the categories of investors eligible to purchase Class A shares at net asset value. Accordingly, under "Purchase of Shares--Class A Shares--Sales at Net Asset Value," clauses (iv), (v) and (vi) listing categories of eligible investors are renumbered as clauses (v), (vi) and
(vii), respectively. In addition, new clause (iv) is added and renumbered clause (v) is revised, as follows:

         (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal
         Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services;

         The Fund has also expanded the categories of investors who would be eligible to purchase Advisor Class shares of the Fund in the event it begins to offer such shares. Accordingly, the first sentence of the second paragraph under "Purchase of Shares--General" is superseded as follows:

         Advisor Class shares of the Fund may be
         purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and



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         approved by the Principal Underwriter,
         (ii) through self-directed defined
         contribution employee benefit plans (e.g.,
         401(k) plans) that have at least 1,000
         participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) [as set forth above in this Supplement] under "--Sales at Net
         Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
         (iv) by directors and present or retired full-time employees of Koll Real Estate Services.

         The disclosure under "Purchase of Shares--General" is also revised to provide that:

         A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

and

         Effective April 21, 1997, the Principal
         Underwriter will reject any purchase order for Class C shares of $1,000,000 or more, as investors intending to purchase shares in such amounts are advised to inquire whether to purchase Class A shares instead.

         The first two sentences in the first paragraph under "Purchase of Shares--Conversion of Advisor Class
Shares to Class A Shares" are superseded as follows:

         Advisor Class shares may be held solely
         through the fee-based program accounts,


                                2



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         employee benefit plans and registered
         investment advisory or other financial
         intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or
         (ii) the holder is otherwise no longer
         eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information
         (each, a "Conversion Event"), then all Advisor
         Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion
         Event.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.























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